Filed Pursuant to Rule 497(e)

Registration No. 002-86188

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”)

Supplement dated March 11, 2015 to the Statutory Prospectus

dated January 12, 2015, as supplemented and amended to date

Effective as of March 9, 2015, Alex Shingler will serve as a co-portfolio manager of the Portfolio, replacing Lutz-Peter Wilke. Accordingly, on page 6 of the Prospectus, the portfolio management disclosure with respect to Lutz-Peter Wilke under the heading “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Alex Shingler, CFA	2015	Managing Director of BlackRock, Inc.

In addition, the fifth paragraph under the heading “Management – Information about the Subadviser” on page 18 of the Prospectus, is deleted in its entirety and replaced with the following:

The Portfolio is managed by a team of portfolio managers, which includes Michael Fredericks, Alex Shingler, CFA and Justin Christofel, CFA.

In addition, under the heading “Management – Information about the Subadviser” on page 18 of the Prospectus, the portfolio management disclosure with respect to Lutz-Peter Wilke is hereby deleted in its entirety and replaced with the following:

Alex Shingler, CFA, Managing Director, is a member of the MAPS group where he manages income oriented strategies. He joined BlackRock in 2009 in London, and has served as a research analyst and portfolio manager within European and US Credit strategies. Prior to joining BlackRock, Alex was a Senior Vice President and head of European Credit Research at R3 Capital Partners and its predecessor.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”)

Supplement dated March 11, 2015 to the Statement of Additional Information (“SAI”)

dated January 12, 2015, as supplemented and amended to date

Effective as of March 9, 2015, Alex Shingler will serve as a co-portfolio manager of the Portfolio, replacing Lutz-Peter Wilke. Accordingly, under the heading “Portfolio Managers – Other Accounts” on page B-53 of the SAI, the information in the table pertaining to Lutz-Peter Wilke is hereby deleted and replaced with the following:

		Other Accounts (As of December 31, 2014)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Adviser/Subadviser	Portfolio Managers	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions
BlackRock Investment Management, LLC	Alex Shingler*	0	$0	3	$10.13	0	$0

*	As of February 28, 2015

Additionally, the last sentence in the subsection entitled “Portfolio Managers – Compensation – Discretionary Incentive Compensation” on page B-54 of the SAI is deleted in its entirety and replaced with the following:

The performance of Messrs. Christofel, Fredericks and Shingler is not measured against a specific benchmark.

Additionally, the sentence under the heading “Portfolio Managers – Ownership of Securities by Portfolio Managers” on page B-57 of the SAI, is hereby deleted in its entirety and replaced with the following:

The following table shows the dollar range of Portfolio shares beneficially owned by each portfolio manager as of December 31, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Portfolio
Michael Fredericks	None
Justin Christofel, CFA	None
Alex Shingler, CFA*	None

*	As of February 28, 2015

Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE